UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Mamaroneck Avenue, White Plains, New York	10601

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(914) 428-9098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2007, the Corporate Governance and Nominating Committee of the Board of Directors, adopted a new compensation schedule for non-employee Directors which will be entered into on, and become effective commencing, January 2, 2008. The fees in 2008 for non-employee Directors in their capacity as Directors and as members of the Committees of the Board of Directors will be as follows:

•	The annual retainer for the Chairman of the Board will increase by $2,500 to $56,500;
•	The annual retainer for all other Board members will increase by $2,500 to $32,500;
•	The fee per Board meeting for the Chairman of the Board of Directors will remain at $2,500;
•	The fee per Board meeting for all other Board members will remain at $1,500;
•	The annual retainer for the Chairman of the Audit Committee will remain at $15,000;
•	The fee per Audit Committee meeting for the Chairman of the Audit Committee will remain at $3,000;
•	The fee per Audit Committee meeting for all other members of the Audit Committee will remain at $2,500;
•	The annual retainer for the Chairman of the Compensation Committee will remain at $5,000;
•	The fee per Compensation Committee meeting for the Chairman of the Compensation Committee will remain at $2,000;
•	The fee per Compensation Committee meeting for all other members of the Compensation Committee will remain at $1,500;
•	The annual retainer for the Chairman of the Corporate Governance and Nominating Committee will remain at $5,000;
•	The fee per Corporate Governance and Nominating Committee meeting for the Chairman of the Corporate Governance and Nominating Committee will remain at $2,000; and
•	The fee per Corporate Governance and Nominating Committee meeting for all other members of the Corporate Governance and Nominating Committee will remain at $1,500.

The total increase in annual non-employee Director compensation is $2,500 per non-employee Director, or a total increase in annual Director compensation of $12,500 for the 5 current non-employee Directors.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2007, the Compensation Committee of the Board of Directors adopted a new compensation arrangement for Leigh J. Abrams, President and CEO of the Company, as set forth on Exhibit 99.1. The new compensation arrangement continues the same base salary and increases the base earnings that are not subject to performance based incentive compensation in order to account for acquisitions made in 2007. This arrangement will be entered into on, and become effective commencing, January 2, 2008.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2007, the Compensation Committee of the Board of Directors, approved the grant of options to purchase 7,500 shares of common stock for each non-employee Director effective December 15, 2007, with an exercise price equal to the closing price on the New York Stock Exchange on December 14, 2007.

Item 9.01	Financial Statements and Exhibits

Exhibits

10.1	Memorandum to Leigh J. Abrams from the Compensation Committee of the Board of Directors

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

Dated: November 16, 2007	By:	/s/ Fredric M. Zinn
Fredric M. Zinn
Executive Vice President and Chief Financial Officer